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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                 August 5, 1998


                             ASPEC TECHNOLOGY, INC.
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


                                    Delaware
                 ---------------------------------------------
                 (State or other jurisdiction of incorporation)


         000-22565                               77-0838686
    ---------------------           -----------------------------------
    (Commission File No.)           (IRS Employer Identification Number)



                             830 East Arques Avenue
                           Sunnyvale,iaa94086nia 94086
                    ---------------------------------------
                    (Address of principal executive offices)



                                 (408) 774-2199
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 4.  Changes in Registrant's Certifying Accountant.

         Deloitte & Touche LLP has served as the independent accountants of Aspec Technology, Inc. (the "Company") since December 1996 and has advised the Company on federal, state, and local tax matters.

         (a)      Previous independent accountants.

                  (i) On August 5, 1998, Deloitte & Touche LLP resigned as the Company's independent accountants.
                  (ii) The reports of Deloitte & Touche LLP on the financial statements of the Company for each of the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
                  (iii) The independent accountants resigned, and, accordingly, the change in independent accountants was not approved by the Company's Audit Committee.
                  (iv) During the Company's two most recent fiscal years and through the date of this Report, the Company has had no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference thereto in its report on the financial statements of the Company for such years.
                  (v) During the Company's two most recent fiscal years and through the date of this Report, the Company has had no reportable events (as defined in Item 304
                           (a)(1)(v) of Regulation S-K).
                  (vi) The Company has requested that Deloitte & Touche LLP furnish it with a letter addressed to the Commission stating whether or not it agrees with the above statements. A copy of such letter, dated August 7, 1998, is filed as Exhibit 16.2 to this Form 8-K.

         (b)      New independent accountants.

                  The Company has not yet engaged new independent accountants.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         16.2     Letter from Deloitte & Touche LLP to the
                  Securities and Exchange Commission dated
                  August 7, 1998.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Aspec Technology, Inc.


    Dated:  August 10, 1998           By: /s/  MITCHELL D. BOHN
                                         -------------------------------------
                                         Mitchell D. Bohn
                                         Chief Operating Officer and
                                         Chief Financial Officer



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                             ASPEC TECHNOLOGY, INC.


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS



 Exhibit No.    Description
 ----------     ------------

      16.2 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated August 7, 1998.



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